Supplement to:

CALVERT SOCIAL INVESTMENT FUND
Enhanced Equity Portfolio
Prospectus (Class A, Class B, Class C and Class Y) dated January 31, 2009
Prospectus (Class I) dated January 31, 2009, as revised June 11, 2009

CALVERT SOCIAL INVESTMENT FUND
(“Calvert Fund of Funds”)
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund
Prospectus (Class A and Class C) dated January 31, 2009, as revised June 11, 2009

CALVERT SOCIAL INVESTMENT FUND
(“Calvert Fund of Funds”)
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund
Prospectus (Class I) dated January 31, 2009, as revised June 11, 2009

Date of Supplement: July 1, 2009

On June 2, 2009, following approval by the Board of Trustees of Calvert Social Investment Fund, Calvert Asset Management Company, Inc. (“Calvert”) assumed responsibility for the day-to-day management of the Enhanced Equity Portfolio (“Portfolio”). In the near future an Information Statement detailing the management change will be sent to shareholders.

Accordingly, all references to SSgA Funds Management, Inc. (“SSgA FM”) in the respective prospectuses are no longer applicable, and all references with regards to the “Subadvisor” are replaced with references to Calvert as the “Advisor”.

Specifically, under “CSIF Enhanced Equity” - Principal Investment Strategies” (pages 14-15 of Class A, Class B, Class C and Class Y Sustainable and Responsible Prospectus; pages 16-17 of Class I - Sustainable and Responsible Funds Prospectus; pages 56-57 of Class A and Class C - Fund of Funds Prospectus; and pages 38-39 of Class I - Fund of Funds Prospectus), replace the 3rd through 5th paragraphs with the following:

  CSIF Enhanced Equity follows an enhanced index management strategy. Instead of passively holding a representative basket of securities designed to match the Russell 1000 Index, the Advisor actively uses proprietary quantitative analytical models, as well as qualitative bottom-up research, to attempt to enhance the Fund’s performance, relative to the Index. The Fund may purchase stocks not in the Russell 1000 Index, including foreign stocks not exceeding 25% of the Fund’s net assets, as well as smaller capitalization names. At least 65% of the Fund’s total assets will be invested in stocks that are in the Russell 1000 Index. Any investments not in the Index will meet the Fund’s social screening criteria and be selected to track the Index’s risk/return characteristics. The Advisor rebalances the Fund at least quarterly to maintain its relative risk exposures to the Index.

  In effectuating the investment strategy, the Advisor identifies those stocks in the Russell 1000 Index which meet the Fund's social screening criteria. From this list of stocks, the Advisor chooses a portfolio of stocks that closely mirror the Index in terms of various factors such as industry weightings, capitalization, and yield. Even though stocks and certain industries may be eliminated from the Fund by the screens, the Advisor will seek to select substitutes that will attempt to mimic the return characteristics of the missing industries and stocks.

  The Advisor also employs its proprietary quantitative multifactor models as well as proprietary fundamental research to identify the stocks with the greatest potential for superior performance. Each security identified for potential investment is ranked according to three separate measures: growth, value, and market sentiment. These three measures are combined to create a single composite score for each stock. This score is then complemented with proprietary fundamental equity research, with sustainable and responsible criteria inputs, from the Advisor’s research analysts to arrive at a final assessment of each stock’s attractiveness. The Fund is constructed from highly-ranked securities that meet its social criteria, weighted through a mathematical process that seeks to reduce active risk versus the benchmark, vis-à-vis the Russell 1000 Index. The Advisor may choose to sell a security when it no longer appears attractive under this process.

Under “Explanation of Fees and Expenses Table” (page 82 of Class A, Class B, Class C and Class Y Sustainable and Responsible Prospectus; and page 67 of Class I – Sustainable and Responsible Funds Prospectus), replace the first two sentences of the second paragraph under Footnote 6 (Footnote 4 for Class I – Sustainable and Responsible Funds Prospectus) with the following:

Calvert voluntarily waives 0.10% of its annual advisory fee based on the average daily net assets of CSIF Enhanced Equity. Calvert may cease this waiver at any time.

Under “Advisor, Subadvisors and Portfolio Managers – CSIF Enhanced Equity” (pages 110-111 of Class A, Class B, Class C and Class Y Sustainable and Responsible Prospectus; and pages 90-91 of Class I – Sustainable and Responsible Funds Prospectus), replace the portfolio manager chart relating to SSgA FM with the following:

Calvert Asset Management Company, Inc.

See “About Calvert” above.

Natalie A. Trunow, Calvert Senior Vice President, Head of Equities, manages the day-to-day investment of CSIF Enhanced Equity.

Name of Portfolio Manager	Title	Length of Service with Advisor	Business Experience During Last 5 Years	Role on Management Team
Natalie A. Trunow	Senior Vice President, Head of Equities, Calvert	Since August 2008

Senior Vice President of Calvert Asset Management Company, Inc., Head of Equities.

Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Portfolio Manager